© 2012 Mercury Systems, Inc. Mercury Systems FY13 Investor Day Presentation November 13, 2012 New York, NY Exhibit 99.1

© 2012 Mercury Systems, Inc.
Forward-looking safe harbor statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to business performance and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,”
“would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the
Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and divestitures or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended
June 30, 2012. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA and free cash flow, which are non-GAAP financial measures. Adjusted EBITDA excludes certain non-
cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures.
The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA and free cash flow is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA and free cash flow financial measures assist in providing a more complete understanding of the
Company’s underlying operational results and trends, and management uses these measures along with the corresponding
GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© 2012 Mercury Systems, Inc.
Agenda
•
Corporate Overview
–
Mark Aslett, President & CEO
• Acquisition Strategy and Recent History
•
Keynote: Pierre Chao, Renaissance Advisors
•
Mercury Commercial Electronics
•
Mercury Defense Systems
•
Mercury Intelligence Systems
•
Financial Review
•
Closing Remarks / Q&A

© 2012 Mercury Systems, Inc.
Introducing Mercury Systems
•
MRCY on NASDAQ
•
Real-time image, signal, Big
Data processing subsystems
•
Commercial Item company;
unique business model
•
Focused on Defense and
Intelligence priorities
•
Deployed on ~300 programs
with 25+ Primes
•
FY12 $245M revenues;
20% Adj. EBITDA margin.
800+ employees
•
Defense revenue 76%
growth (15% CAGR)
FY08–FY12
Best-of-breed provider of sensor and Big Data processing solutions

Leading Market Position

Differentiated Capabilities

Favorable Macro Industry Trends

Unique Business Model

Proven Management Team

Well Positioned for Growth

© 2012 Mercury Systems, Inc.
Mercury investor highlights
Pure-play C4ISR electronics company embedded on a diverse mix of programs and platforms aligned with existing and emerging priorities
Best-of-breed provider of open sensor and Big Data processing subsystems to defense Primes and to the Intelligence Community
Increased ISR use, shift to onboard processing / exploitation, new EW threats and Big Data driving greater demand for Mercury solutions
Well positioned to benefit from DoD procurement reform and slower defense spending, which are increasing outsourcing by defense Primes
Well-defined strategy with a demonstrated track record of
double-digit defense revenue growth and improved profitability
Successful transformation has positioned the business for rebound in organic growth supplemented through strategic acquisitions

Revenue ($M)

Defense
Commercial
250
200
150
100
50
0
190
189
200
229
245
60
44
42
48
15
130
145
158
180
230
FY08
FY09
FY10
FY11
FY12

Adj. EBITDA ($M, %)

EBITDA Margin %
60
50
40
30
20
10
0
23
23
30
41
49
12%
12%
15%
18%
20%
FY08
FY09
FY10
FY11
FY12

GAAP Earnings per Share ($)
(Continuing Operations)

EPS
EPS (Amort Intang/Acq Cost)
1.25
0.75
0.25
(0.25)
(0.21)
0.35
1.22
0.71
0.75
0.77
0.87
(0.06)
(0.12)
FY08
FY09
FY10
FY11
FY12

Free Cash Flow $M

Operating cash flow
Capital expenditures
Operating cash flow
Capex
40
30
20
10
0
-10
-20
-30
9
7
8
23
22
14
11
16
31
32
(5)
(4)
(7)
(9)
(9)
FY08
FY09
FY10
FY11
FY12

© 2012 Mercury Systems, Inc.
Notes:
•
FY10 EPS of $1.22 were positively influenced by $0.68 from the partial reversal of the valuation allowance against deferred tax assets and an effective FY10 tax rate benefit of approximately
5% . Benefit calculation takes tax credit of $15.6M /23M shares.
•
FY11 EPS includes the impact of 5.6M additional shares from our follow-on public stock offering on February 16, 2011.
•
FY12 EPS  of $0.75 was positively influenced by $0.16 from the reversal of the LNX earnout.
FY08 – FY12: Restored profitability and growth
76% defense revenue growth (15% CAGR) since FY08; 20% Adjusted EBITDA

© 2012 Mercury Systems, Inc.
We believe the defense industry will remain in
transition for the next 6-12 months …
•
Reduced growth in base defense spending and lower OCO
•
Potential for sequestration beginning January 2013
– Soft sequestration already underway
– Little guidance on nature and timing of sequestration resolution
•
New DoD roles and missions announced
– Smaller force structure to protect readiness
– Increased investment in key areas e.g. ISR, EW
– Build capacity and capability of international partners
•
Defense procurement reform also underway
… due to budget and political uncertainty

© 2012 Mercury Systems, Inc.
A best-of-breed provider of
commercially developed, open
sensor and Big Data processing
systems, software and services for
critical commercial, defense and
intelligence applications
A best-of-breed provider of
commercially developed, open
sensor and Big Data processing
systems, software and services for
critical commercial, defense and
intelligence applications
Mercury’s vision

© 2012 Mercury Systems, Inc.
Mercury Systems strategy summary
Market Expansion
• Grow sensor processing by modality
• Protect and grow Radar market footprint
• Grow EW focused on RF / microwave
• Expand into Intelligence Community
• Big Data processing, analytics and analysis
Evolve Business Model & Technology
• Maintain Prime merchant supplier model
• Direct / partner for Intelligence Community
• Services-led customer engagement model
• Open sensor and Big Data processing solutions
• Long-term subsystem annuity revenues
Organic Growth
• Grow subsystem content via Prime outsourcing
• Supplemental customer R&D funding
• Prime RF supply chain consolidation
• Penetrate new Prime customers and divisions
• Penetrate programs in growth markets
Complementary Acquisitions
• Expand / scale sensor processing capabilities
• Accelerate growth in programs and content
• Exploit RF fragmentation / underutilization
• Acquire IC / C4ISR classified domain expertise

RF and Microwave Solutions
Digital Solutions
Embedded Processing Solutions
EW
SIGINT
EO/IR
Test and Simulation
Big Data Analytic Processing
Predictive Analytics
Multi-INT Analysis

© 2012 Mercury Systems, Inc.
We are organizing around like capabilities to open
additional growth opportunities
Software, Services and Systems Integration
Mercury Systems
Mercury Systems is a best-of-breed provider of commercially developed, open sensor and Big Data processing systems, software and services for critical commercial, defense and intelligence applications.
Sensor and Big Data Processing Technology and Systems
Delivers innovative, commercially developed, open
sensor and Big Data processing systems for critical
commercial, defense and intelligence applications.
We deliver solutions that are secure and based
upon open architectures and widely adopted
industry standards. We deliver rapid time-to-value
and world-class service and support to our
commercial and prime contractor customers.
Mercury Commercial Electronics Mercury Defense Systems
Delivers innovative, open sensor processing
solutions to key prime contractors leveraging
commercially available technologies and solutions
from our Commercial Electronics business. Defense
Systems leverages this technology to develop
integrated sensor processing subsystems, often
including classified application-specific software
and IP for the C4ISR and EW markets.
Mercury Intelligence Systems
Delivers cutting-edge and technologically advanced
hardware and software data processing solutions
and predictive analytics capabilities to address
Intelligence Community and Department of Defens
e mission needs. Our unique approach and solutions
facilitate the transformation of raw data into
information and then to actionable intelligence.

© 2012 Mercury Systems, Inc.
1. Expand our capabilities and offerings for sensor and Big Data processing
2. Grow business by sensor modality and within the Intelligence Community
3. Penetrate customers, programs and platforms through new design wins
4. Capitalize on Prime outsourcing and supply chain consolidation
5. Acquire to scale our sensor processing and intelligence businesses
Growth strategy summary
Mercury has strategically positioned its business to grow

RACE++ Boards
From
ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE
To
ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE

© 2012 Mercury Systems, Inc.
We are the only commercial item company with the
end-to-end capabilities and differentiated technology …
… to build today’s sophisticated sensor processing subsystems targeting new platforms or upgrades
Services and Systems Integration
Open Sensor Processing Subsystems

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE/
ECM
LNX
MICRONETICS
ECHOTEK CORP.

© 2012 Mercury Systems, Inc.
RF DISTRIBUTION / CONDITIONING FREQUENCY DOWNCONVERSION TUNING / SYNTHESIS
SYNTH
TUNER
RF
In the ‘Acquire’ stage, we now have strong Microwave and
RF capabilities critical to EW and SIGINT subsystems

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE/ ECM
A/D
110010
111000
MICRONETICS
ECHOTEK CORP

© 2012 Mercury Systems, Inc.
FILTERING DIGITAL FILTERING /
CONDITIONING
ANALOG-TO-DIGITAL
CONVERSION
In the ‘Digitize’ stage, we have added to our Echotek
capabilities through the Micronetics acquisition

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE/ ECM

© 2012 Mercury Systems, Inc.
Our processing capabilities encompass specialized FPGA sensor processing, Intel server-class DSP and leading GPU compute
DIGITAL SIGNAL &
IMAGE PROCESSING
SENSOR-SPECIFIC
PROCESSING
FPGA / GPGPU / High Density Server / Low Density Server / Switch Fabric
BIG DATA EXPLOITATION
PROCESSING
Integrated Product Security
DATA DISTRIBUTION /
SWITCHING

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE/
ECM
KOR
ELECTRONICS
MERCURY
FEDERAL SYSTEMS
Paragon
Dynamics

© 2012 Mercury Systems, Inc.
KOR provides EW exploitation (DRFM), while PDI adds
Big Data processing, analytics and analysis for the IC
BIG-DATA PROCESSING,
ANALYTICS, ANALYSIS
TRACKING, ID & DECEPTION MULTI-INT DATA FUSION
& ANALYSIS

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE/ ECM
D/A
ECHOTEK CORP.
LNX
MICRONETICS

© 2012 Mercury Systems, Inc.
Micronetics brings high-power amplifiers as well as
EW and communications subsystems expertise
FREQUENCY UPCONVERSION /
FILTERING
TRANSMISSION DIGITAL-TO-ANALOG
CONVERSION

© 2012 Mercury Systems, Inc.
1. Expand our capabilities and offerings for sensor and Big Data processing
2. Grow business by sensor modality and within the Intelligence Community
3. Penetrate customers, programs and platforms through new design wins
4. Capitalize on Prime outsourcing and supply chain consolidation
5. Acquire to scale our sensor processing and intelligence businesses
Growth strategy summary
Mercury has strategically positioned its business to grow

World Defense Electronics Funding Available to the US FY12-FY16 ($M)

C4I
EO
EW
Radar
Sonar
Other
39,508
40,354
41,725
42,810
42,970
2,461
1,557
8,941
8,231
6,732
11,586
2,589
1,622
8,796
8,625
6,910
11,812
2,610
1,626
9,307
8,894
7,158
12,130
2,719
1,611
9,459
9,231
7,428
12,362
2,749
1,557
9,353
9,183
7,634
12,494
FY12
FY13
FY14
FY15
FY16

World Defense Electronics Funding Available to the US FY13 ($M) Total $40.35B

C4I
EO
EW
Radar
Sonar
Other
11,812
29%
6,910
17%
8,625
21%
8,796
22%
1,622
4%
2,589
7%

19 © 2012 Mercury Systems, Inc. Defense electronics is a $40B+ market Source: The Teal Group June 2011

© 2012 Mercury Systems, Inc.
EW
EW
Radar
Radar
… drive demand for our onboard sensor processing solutions
Increased demand for ISR and rapidly evolving threats …
•
More and better sensors.
Overwhelming data.
•
EW:  new and rapidly
evolving threats
•
Radar:  smaller, faster
targets. New technologies
•
EO/IR:  leap in resolution,
onboard exploitation and
real-time tactical access
•
C4I:  Net-centric command,
control and collaboration
•
Time to actionable
intelligence key
C4I
C4I
EO/IR
EO/IR

© 2012 Mercury Systems, Inc.
We have systematically broadened our addressable
market within C4ISR …
… by investing in new products and capabilities
Note: Mercury Systems FY12 total $245M. Excludes $15M of Commercial and $3M of other defense revenue.
C4I
C4I
EW
EW
RADAR
RADAR
EO/IR
EO/IR
FY12 Revenue $16M $135M $42M $27M $7M
% of Revenue 7% 59% 19% 12% 3%
Y/Y Growth 536% 14% 20% 97% (15%)
Sensor, Program, Platform and Prime Agnostic
SONAR
SONAR
Mercury FY12 Defense Revenue by Market Segment

Mercury Systems
FY12 Total Revenue ($245M)

Radar
$135
55%
Comm'l
$15
6%
EO/IR
$27
11%
C4I
$16
7%
EW
$42
17%
Other Defense
$3
1%
Sonar
$7
3%

Micronetics
FY12 Total Revenue ($46M)

Radar
$6
13%
Comm'l
$13
29%
C4I
$4
8%
EW
$23
50%

© 2012 Mercury Systems, Inc.
Micronetics strengthens and grows our EW business
Note:  Total FY12 revenues are as reported in the Company’s and Micronetics, Inc.’s fiscal 2012 Form 10-Ks, as applicable.

© 2012 Mercury Systems, Inc.
1. Expand our capabilities and offerings for sensor and Big Data processing
2. Grow business by sensor modality and within the Intelligence Community
3. Penetrate customers, programs and platforms through new design wins
4. Capitalize on Prime outsourcing and supply chain consolidation
5. Acquire to scale our sensor processing and intelligence businesses
Growth strategy summary
Mercury has strategically positioned its business to grow

NORTHROP GRUMMAN

LOCKHEED MARTIN

BAE SYSTEMS

argon ST

Raytheon

BOEING

TELEPHONICS
A Griffon Company

SNC SIERRA NEVADA CORPORATION

ITT EXELIS

UTC Aerospace Systems

GENERAL ATOMICS

© 2012 Mercury Systems, Inc.
We are deployed on 300+ programs with 25+ Primes
RADAR EW EO/IR – C4I
BAMS; NATO AGS
Global Hawk
BAMS; NATO AGS
Global Hawk
SEWIP
SEWIP
AEGIS
AEGIS Ashore
AEGIS
AEGIS Ashore
F-15
F-15
Patriot
Patriot
Black Hawk
Black Hawk
Reaper
Gorgon Stare
Reaper
Gorgon Stare
F-16
F-16
Badger/Buzzard
Badger/Buzzard
Shadow
Shadow
Global Hawk
Global Hawk
F-35
F-35
F-35
F-35
F-16
F-16
P-8
P-8

= Design Win
TD
EMD
LRIP
FRP
FMS
FY09
FY10
FY11
FY12
FY13
FY14
FY15
~ Remaining Potential Value
SEWIP Blk 2
$300M
F-15 EW
$100M
AEGIS SPY-1
$95M
Predator/ Reaper Radar
$80M
Filthy Badger DRFM
IDIQ 1
IDIQ 2
$70M
JSF
$60M
Patriot FMS
UAE
TAIWAN
SAUDI
KUWAIT
QATAR
TURKEY
OTHERS
$50M
SIRFC/AIDEWS
$50M
P8-MMA
$45M
Gorgon Stare
Inc 1 QRC
Inc 2 QRC
$15M-$30M

© 2012 Mercury Systems, Inc.
Notes: Remaining potential values and timing reflect Management’s current estimates and are subject to change.
** Programs are currently being competed with multiple Primes.
Key programs in production
Mercury’s perspective on phase, timing and potential value

= Design Win
TD
EMD
LRIP
FRP
FMS
FY09
FY10
FY11
FY12
FY13
FY14
FY15
~ Remaining Potential Value
AMDR**
$375M
JCREW I1B1
$350M
SEWIP Blk 3**
$125M-$185M
E2D Hawkeye **
$95M-$185M
ADAS DVE **
$45M-$185M
F-16 AESA** Radar Upgrade
IRAD
$60M-$120M
BAMS Radar
$60M
Filthy Buzzard DRFM
BOA
$58M
SSEE Mods
$35M-$55M
Patriot US Army
$50M

© 2012 Mercury Systems, Inc.
Notes: Remaining potential values and timing reflect Management’s current estimates and are subject to change.
** Programs are currently being competed with multiple Primes.
Healthy mix of design wins
Mercury’s perspective on phase, timing and potential value

© 2012 Mercury Systems, Inc.
1. Expand our capabilities and offerings for sensor and Big Data processing
2. Grow business by sensor modality and within the Intelligence Community
3. Penetrate customers, programs and platforms through new design wins
4. Capitalize on Prime outsourcing and supply chain consolidation
5. Acquire to scale our sensor processing and intelligence businesses
Growth strategy summary
Mercury has strategically positioned its business to grow

© 2012 Mercury Systems, Inc.
• Restore affordability to defense
goods and services procurement
• Provide the warfighting capability
we need with the dollars we have
• Shorten procurement cycles; focus
on upgrades to address urgent needs
• Obtain greater efficiency,
affordability and productivity in
defense spending
• Avoid program turbulence and
maintain a vibrant and healthy
defense industry
Government
Primes
• Reduce risk given DoD shift to
firm-fixed price contract awards
• Primes shift from high fixed-cost
to variable operating cost model
• Affordably upgrade existing
platforms with new capabilities
• Compress development and
deployment cycles
• Differentiate solutions with
fewer internal R&D dollars
• Increase success rate on new
programs and recompetes
Slower defense spending growth and procurement reform
are causing our customers to outsource more
We have strategically positioned Mercury to assist
© 2012 Mercury Systems, Inc.

Proprietary Middleware
Operating System
Application Ready Software Toolkit
Open Middleware

© 2012 Mercury Systems, Inc.
Our business model is aligned to the needs of our customers
… as they outsource more work to companies like Mercury
Primes Primes, IC
Traditional Prime Model
and Competition
COTS Boards
“Plug-n-Pray”
36+ months Time to Market
COTS COTS COTS
Classified Prime/Gov’t IP
Application Ready
Subsystem
and
Modular Building Blocks
12 months Time to Market
RF IF Proc
Sensor and Big Data
Processing Solutions
12 months Time to Market
Classified Prime/Gov’t IP
Defense and Intelligence Systems
Mercury Systems
Commercial Electronics
Application Ready
Subsystem from
Commercial Electronics

COTS
$3.2B
7%
Prime
Defense
Electronics
$40.3B
93%

Existing COTS
$3.2B
7%
Prime
Defense
Electronics
$36.3B
83%
10%
Additional
Commercial
Outsourcing
$4.03B

Existing COTS
$3.2B
7%
Prime
Defense
Electronics
$30.2B
68%
25%
Additional
Commercial
Outsourcing
$10.1B

© 2012 Mercury Systems, Inc.
Outsourcing could substantially increase our market
opportunity even with slower growth in defense spending
10% additional outsourcing
doubles our market opportunity
25% additional outsourcing
quadruples our market opportunity
Sources: The Teal Group June 2011; Management estimates of outsourcing potential

© 2012 Mercury Systems, Inc.
1. Expand our capabilities and offerings for sensor and Big Data processing
2. Grow business by sensor modality and within the Intelligence Community
3. Penetrate customers, programs and platforms through new design wins
4. Capitalize on Prime outsourcing and supply chain consolidation
5. Acquire to scale our sensor processing and intelligence businesses
Growth strategy summary
Mercury has strategically positioned its business to grow

© 2012 Mercury Systems, Inc.
Agenda
•
Corporate Overview
•
Acquisition Strategy and Recent History
–
Gerry Haines, SVP Corporate Development
•
Keynote: Pierre Chao, Renaissance Advisors
•
Mercury Commercial Electronics
•
Mercury Defense Systems
•
Mercury Intelligence Systems
•
Financial Review
•
Closing Remarks / Q&A

Sensor Processing Chain

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE/ ECM

RF acquisition targets:
RF transmitters / receivers
Power amplifiers
Synthesizers
DRFM

Exploitation and Fusion

Tailored feeds directly to field forces or ECM

© 2012 Mercury Systems, Inc.
… resulting in a unique microwave and digital platform
We’ve completed Phase 1 of our M&A strategy …
•
Expanded capabilities across
sensor processing  chain
•
Expanded addressable
market by acquiring IC /
classified domain expertise
•
Disciplined evaluation:
–
Growth supported by market-
based program assumptions
–
Demonstrated profitability
and cash generation
–
Revenue and cost synergies
–
Immediately EBITDA accretive
–
GAAP EPS accretive within
reasonable period
–
At or above target model for
Adjusted EBITDA % over time

MICRONETICS

Company Overview

EXELIS
Raytheon
BAE SYSTEMS
COBHAM
SRC Tec
L3 communications
DRS Technologies
LOCKHEED MARTIN
GENERAL DYNAMICS
NORTHROP GRUMMAN

Acquisition Rationale

ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE/ ECM

© 2012 Mercury Systems, Inc.
Micronetics acquisition case study
Now part of Mercury Commercial Electronics
(1) As of March 31, 2012.
Financial Summary
(1)
Financial Summary
(1)
Revenue
Revenue
Select Customers
Select Customers
Select Programs
Select Programs
$46 million
Description
Description
Investment Thesis
Investment Thesis
• Acquisition creates a unique,
scalable microwave, RF and
digital solutions platform
• Fills key capability gaps in RF
and completes Phase I of
acquisition agenda
• Expands Mercury footprint
with key customers (Exelis and
BAE) and on key EW programs
Sensor Processing Chain
Sensor Processing Chain
• Ownership: Public (NOIZ)
• HQ: Hudson, NH
• Founded: 1975
• Manufactures microwave and
RF components and
subsystems used in
commercial wireless, defense
and aerospace products
• Includes EW & SATCOM
Adj. EBITDA
Adj. EBITDA
~16% - 17%
• SEWIP
• F-15 EW
• SIRFC/AIDEWS
• Commercial
SATCOM
• Closed Aug 2012
• Transaction value = $76.4M
• Immediately accretive to EBITDA
Transaction
Transaction

© 2012 Mercury Systems, Inc.
Phase 2 will focus on scaling our sensor processing
subsystems and intelligence businesses
•
Enable growth in programs and content
– Fastest approach to build EBITDA
•
Emphasize opportunities to address underutilization
and industry fragmentation
– Greater opportunity for synergies
•
Will pursue smaller acquisitions opportunistically
– Continue to add to core capabilities along sensor chain
– Expand addressable market by acquiring IC / C4ISR domain expertise
•
Balance sheet and capital structure supports M&A agenda
– $500M universal shelf
– $200M senior unsecured revolving credit line closed October 2012
Well positioned to augment organic growth through acquisitions when market conditions improve

© 2012 Mercury Systems, Inc.
Agenda
•
Corporate Overview
•
Acquisition Strategy and Recent History
•
Keynote: Pierre Chao, Renaissance Advisors
•
Mercury Commercial Electronics
•
Mercury Defense Systems
•
Mercury Intelligence Systems
•
Financial Review
•
Closing Remarks / Q&A

© 2012 Mercury Systems, Inc.
Agenda
•
Corporate Overview
•
Acquisition Strategy and Recent History
•
Keynote: Pierre Chao, Renaissance Advisors
•
Mercury Commercial Electronics
–
Didier Thibaud, President
•
Mercury Defense Systems
•
Mercury Intelligence Systems
•
Financial Review
•
Closing Remarks / Q&A

- Aegis SPY-1
- Patriot Radar
- SEWIP Block 1 & Block 2
- F-16 SABR **
- P8-MMA
- F-15 EW
- SIRFC/AIDEWS
- BAMS Radar
- B1B ECM
- JSF
- Predator/Reaper
- E2D Hawkeye **
- Navy Multiband Terminal
- ASQ-39 POD Radar
- U2 ASIP
- Global Hawk
- JCREW I1B1

Raytheon
LOCKHEED MARTIN
NORTHROP GRUMMAN
BOEING
BAE SYSTEMS
ITT EXELIS
SNC SIERRA NEVADA CORPORATION
GENERAL ATOMICS

© 2012 Mercury Systems, Inc.
Mercury Commercial Electronics at a glance
Select Programs
Select Programs
Description
Description
Capabilities
Capabilities
Select Customers
Select Customers
** Program being competed with multiple Primes
•
Commercial item business
•
Focused on HLS, ISR, EW and Big Data processing
•
Lead open architecture and industry standard adoption
•
Develop differentiated sensor chain building blocks
•
Deliver services-led Application Ready Subsystems
• RF and microwave solutions
– Wideband and high-power RF
– Wideband, fast, low-noise tuners
• Digital solutions
– RF and A/D matched with extremely dense FPGA processing
– Expertise in integrating and optimizing RF and digital electronics
•
Embedded processing solutions
– High density computing using server class Intel, GPU and storage
– Secure systems and advanced packaging

Mercury Commercial Electronics
FY12 Total Pro Forma Revenue ($204M)*

Embedded Processing Solutions $179 88%
Microwave and Digital Solutions $25 12%

Micronetics
FY12 Total Revenue ($46M)

Microwave and Digital Solutions $46 100%

© 2012 Mercury Systems, Inc.
Micronetics increases MCE’s revenues in RF/Microwave by 184%
Note:  Total FY12 Micronetics revenues as reported in Micronetics, Inc.’s fiscal 2012 Form 10-K.
*  Excludes sales to affiliate entities.

© 2012 Mercury Systems, Inc.
We have positioned Commercial Electronics as the
best-of-breed outsourcing partner to the Primes …
•
Minimize risk through
Application Ready
Subsystems (ARS)
•
Drive affordability: modular
building blocks with R&D
leveraged across programs
•
Innovate through technology
leadership giving customers
competitive advantage
•
Lead open architecture
industry standards
•
Positioned to be the
outsourcing partner and
trusted advisor in sensor
chain processing
Primes Primes
Mercury Commercial Electronics
Commercially Developed
Modular Building Blocks
& Open Middleware
12 months Time to Market
RF
Open Middleware
IF Proc
Open Architecture
Sensor Processing
Subsystem
12 months Time to Market
Application Ready
Software Toolkit
Application Ready
Subsystem
… for commercially-developed, open sensor processing subsystems

© 2012 Mercury Systems, Inc.
Mercury’s largest single program in production to date
Aegis ballistic missile defense: SPY-1 BMD Radar
Countering rogue nations’ ballistic missile threats
•
Highest performance radar
processor Application Ready
Subsystem
•
$9M booked in FY12,
$85M+ booked to date
•
Additional 27 ship sets
expected through GFY16
•
AMDR selection in FY13
–
SPY-1 replacement Radar
–
FY16 introduction
–
Partnering with LM

© 2012 Mercury Systems, Inc.
Program in production; FMS and US Army upgrade driving growth
Patriot missile defense: Next-generation ground radar
Services-led design win – Prime outsourcing example
•
Sophisticated radar
processor Application Ready
Subsystem
•
Production awards received
to date: $41M
–
UAE, Taiwan, Saudi Arabia
•
Potential future FMS awards
–
Up to 15 countries including
Turkey, Qatar, Kuwait, etc
•
US Army Patriot upgrade
could begin in GFY13
–
First PO received for US Army

© 2012 Mercury Systems, Inc.
Strong partnership with Prime driving Mercury content expansion
SEWIP: Countering new emerging peer threats
Delivered best-of-breed RF, microwave and digital receiver subsystems
•
Naval surface fleet EW
upgrade: 100+ ships
•
Upgrade to AN/SLQ-32
passive detection
•
Block 2:
–
Opportunity to expand
through LNX & Micronetics
–
Entering LRIP; production
begins GFY15
•
Block 3:
–
Electronic attack
–
Lockheed and Raytheon
partnering
–
Upside opportunity due to
strategic supplier relationship
with Lockheed on Block 2

© 2012 Mercury Systems, Inc.
Acquisition strategy is driving growth in EW and enabling access to new customers and programs
Electronic warfare system upgrade for F-15 C/D
Micronetics EW design win
•
Provides fighter jets with
advanced radar warning and
countermeasure capabilities
•
F-15 electronic upgrades for
FMS and USAF
•
RF & microwave content
•
Contract from RSAF for 84
new F-15 C/D and 70
upgrade kits
•
Received $11.7M in Q1 FY13
•
New award expected in FY13

© 2012 Mercury Systems, Inc.
•
Provides advanced radar
warning, situational
awareness, jamming and EW
•
Target rotary and fixed-wing
aircraft (AH-64, F-16, CV22,
MH-60, POD)
•
Positioned for US upgrade
programs
•
Providing several microwave
assemblies per system
•
In production, $5M-$10M/yr
Acquisition strategy driving growth in EW and opening access to new platforms
Exelis SIRFC and AIDEWS
Micronetics EW design win

© 2012 Mercury Systems, Inc.
Raytheon Advanced Distributed Aperture System (ADAS - DVE)
Delivered first system for Technology Demonstration phase
Expected Program of Record to start end of GFY14
Northrop Grumman F-16 SABR
New AESA radar upgrade design win with one of the Prime contenders
Taiwan awarded 145 F-16 Radar to Lockheed Martin
Major new design win summary
JCREW: Counter-IED
Funding delays impacting JCREW I1B1
Boeing P8-MMA
New design wins providing Radar and sonar processing
Flight testing, in LRIP phase – 117 planes plus FMS opportunities
E2D Advanced Hawkeye
New Radar design win with one of the Prime contenders
Program aims to build 75 new aircraft

© 2012 Mercury Systems, Inc.
Summary – Well positioned for market rebound
•
Short-term challenges due to macro environment
•
Well positioned on key programs and platforms
•
Unique strategy with capabilities covering the full sensor chain
•
Unique and differentiated open architecture building blocks
•
New capabilities in RF driving expansion in EW market
•
Outsourcing partner to Primes for sensor processing subsystems

© 2012 Mercury Systems, Inc.
Agenda
•
Corporate Overview
•
Acquisition Strategy and Recent History
•
Keynote: Pierre Chao, Renaissance Advisors
•
Mercury Commercial Electronics
•
Mercury Defense Systems
–
Kevin Carnino, President
•
Mercury Intelligence Systems
•
Financial Review
•
Closing Remarks / Q&A

Raytheon EADS LOCKHEED MARTIN

BOEING NORTHROP GRUMMAN

© 2012 Mercury Systems, Inc.
Mercury Defense Systems at a glance
Select Programs
Select Programs
Select Customers
Select Customers
Description
Description
Capabilities
Capabilities
• Delivers innovative, open sensor processing solutions to
key Prime contactors
• Leverages commercially available technologies and
solutions from Commercial Electronics business
• Develops integrated sensor processing subsystems, often
with classified application-specific software and IP for the
C4ISR and EW markets
• Filthy Badger
• Filthy Buzzard
• Gorgon Stare
• Eurofighter
• Patriot III
• Advanced Radar Environment Simulator (ARES)
• Electronic Warfare (EW)
– Electronic countermeasure (ECM) subsystems for airborne and surface-based installations
• Signals Intelligence (SIGINT)
– Small UAV payloads for communications DF and signal intercept
• Electro-Optical / Infrared (EO/IR)
– Real-time, on-board image processing, storage and exploitation systems for UAV applications
• Test and Simulation
– Advanced RF-based environment simulators used to validate, verify and test radar sensors and platforms

© 2012 Mercury Systems, Inc.
•
Direct customer
collaboration to develop
mission-unique subsystems
•
Leveraging commercially
developed technologies
–
Quicker program execution
–
Proven technologies
–
More affordable
•
Mature capabilities for
critical EW markets
•
Directs customer needs
into MCE IR&D
•
Compliant government
program/contract
management
Mercury Commercial Electronics
Primes Primes
Sensor Processing
Solutions
12+ months Time to Market
Open Architecture
Sensor Processing
Subsystem
12 months Time to Market
Mercury Defense Systems
Application Ready
Subsystem
Classified Prime/Gov’t IP
Application Ready
Subsystem
Defense Systems expands Mercury’s addressable
market through C4ISR and EW domain expertise
Risk reduction, schedule mitigation and affordability

© 2012 Mercury Systems, Inc.
Filthy Badger / Buzzard: vulnerability assessment / training
New EW design win in MDS (KOR)
•
Electronic attack systems
produced for Navy/AF
vulnerability assessment
and tactics training
•
$65M Filthy Badger IDIQ
renewal expected
•
Next-generation DRFM,
Filthy Buzzard in
development
•
$58M BOA for Filthy Buzzard
received Q1 FY13
•
MCE providing microwave
products for both programs
Mercury is covering full spectrum of EW through KOR acquisition

© 2012 Mercury Systems, Inc.
Several opportunities for growth over the next 3-6 years
Gorgon Stare Increment 2
Nation’s premier EO/IR wide area surveillance system
•
Increment 2
–
New onboard processor
and storage for advanced
wide-area sensors
–
Quick-reaction capability;
delivery in 18 months
–
Total contract potential
$31-$35M
–
$25M booked FY12
•
Future increments to GFY18
–
Processor upgrades
–
Onboard multi-INT fusion
•
MCE providing state of the
art ruggedized processing
architecture

© 2012 Mercury Systems, Inc.
MCE’s processor architectures essential for enhanced capabilities
Radar and EW test and simulation
Enhanced capabilities for AESA and SAR testing
•
Produces realistic
environments for radar and
EW testing and evaluation
•
Significantly reduces
program cost by minimizing
flight time
•
Used by key Primes and
government agencies
•
Programs of interest:
–
Patriot missile production
–
Eurofighter development
and production
–
Advanced Radar Environment
Simulator (ARES); joint
services test capability
A
B

© 2012 Mercury Systems, Inc.
FELCO: Onboard Multi-INT Exploitation for UAVs
Collaboration with ITT Exelis
Mercury processors
New design win summary
New program pursuits
Low-altitude UAV DF/Intercept System
Enables cross-cueing of EO/IR sensors in real time
Mercury-developed system
Test and Simulation: Radar and EW Environment Simulators
Enhanced testing for AESA and SAR-capable sensors
Classified domestic and international programs

© 2012 Mercury Systems, Inc.
Summary – MDS brings value to Mercury by:
•
Expanding Mercury’s addressable market by focusing on EW,
SIGINT and EO/IR systems domain expertise
•
Leveraging MCE’s technology to develop integrated, open
architecture mission level solutions for the C4ISR market
•
Reducing customers’ program risk with rapid solution
development and domain-based systems engineering expertise
•
Experienced managing classified applications, government
programs and contracts

© 2012 Mercury Systems, Inc.
Agenda
•
Corporate Overview
•
Acquisition Strategy and Recent History
•
Keynote: Pierre Chao, Renaissance Advisors
•
Mercury Commercial Electronics
•
Mercury Defense Systems
•
Mercury Intelligence Systems
– Matt Hughes, President
•
Financial Review
•
Closing Remarks / Q&A

Raytheon

LOCKHEED MARTIN

SAIC
From Science to Solutions

Booz | Allen | Hamilton

© 2012 Mercury Systems, Inc.
Mercury Intelligence Systems at a glance
Capabilities
Capabilities
Description
Description
Select Markets
Select Markets
Select Customers
Select Customers
• Delivers technologically advanced hardware and software
data processing solutions
• Provides predictive analytics capabilities to address
IC and DoD mission needs
• Unique approach for transforming raw data into
information and then to actionable intelligence
• Cloud infrastructure expertise
• Ingest and management of Big Data
• Predictive analytics
• Multi-discipline intelligence analysis
• Software design and systems architecture
• 10,000 sq feet TS/SCI accredited development lab
• 85% of personnel have TS/SCI clearances
• Locations: Aurora, CO; Augusta, GA; Rome, NY;
Omaha, NE; Kunia, HI; San Antonio, TX; Kandahar, AF
• Classified cloud-based fusion and exploitation programs
• Infrastructure modernization within the IC
• National-level systems designed to support strategic and
tactical customers
• Affordable Big Data solutions for Service cryptologic
elements (Army, Navy, Air Force)
• Tactical systems with AFRL and ONI “Cloud Afloat”

© 2012 Mercury Systems, Inc.
Intelligence Community Big Data challenges
• Enormous amounts of
data generated daily by
individuals, systems and
adversaries
• Current collection
exceeds the capacity of
traditional databases and
software tools
• Increasingly complex legal
and data security needs
• Estimated $80B spent
annually in IC data
collection, analysis and
dissemination within the
intelligence life cycle
Legacy intelligence systems cannot meet 21st century needs
ORGANIZE           ANALYZE           DECIDE
Sensor Data
Web Data
Documents
Event Data
Data storage and
retrieval – access
control
Data processing,
reduction and
tagging
Analytics Visualization

© 2012 Mercury Systems, Inc.
Mercury Intelligence Systems:
Cradle-to-grave Big Data management for the IC
Mercury combines best-of-breed solutions with skilled community experts to transform perishable data into persistent intelligence
Processing Big Data
•
Turning data
into information
•
Off-line forensics
analysis
•
Real-time
information discovery
•
Pattern of life
identification and
analysis
–
Anomaly detection
–
Statistical analysis
Predictive Analytics
•
Transforming
information into
intelligence
–
Derive meaning,
context and intent
–
Requires a human to
interpret
Multi-Discipline
Intelligence Analysis
•
Mercury high
performance processing
solutions
–
Real-time, high-
volume
•
Big Data life cycle
–
Data ingest
–
Analytics and storage
–
Visualization
•
Structured and
unstructured data
•
Providing decision
makers with
actionable
intelligence
•
Avoid strategic
surprise

© 2012 Mercury Systems, Inc.
Unique solutions positioned to meet increasing demand
Commercial Electronics and Intelligence Systems:
Enabling confidence in and protection of our sensitive data
•
Real-time nature of IC
requirements stresses
traditional methods
•
MCE provides best-in-class
computing power, cutting
edge security and speed to
today’s problems
•
Intelligence Systems brings
MCE processing performance
to bear on the traditionally
“closed” IC customer
•
Uniquely designed systems
for challenging intelligence
problems
Mercury Commercial Electronics
Primes Intelligence Community
Big Data Processing
Solutions
12+ months Time to Market
Open Architecture
Big Data Processing
Subsystem
12 months Time to Market
Mercury Intelligence Systems
Application Ready
Subsystem
Classified Prime/Gov’t IP
Application Ready
Subsystem

© 2012 Mercury Systems, Inc.
Leveraged technology driving new growth opportunities
New market opportunities in Big Data processing:
Data security and verification
•
Big Data processing
technology demonstrator
•
High-bandwidth
network analysis can be
applied to other missions
•
Unique balance of high-
performance, real-time
processing, I/O and security
critical to IC solutions
•
Architecture fully leveraged
from sensor processing
•
Now have customer access
with Intelligence Systems

© 2012 Mercury Systems, Inc.
Summary – MIS brings value to Mercury by:
•
Offering unique cradle-to-grave capabilities for processing Big
Data in the IC
•
Knowing how to transform data into intelligence with speed,
agility and security
•
Being uniquely positioned to bring MCE’s best-in-class
technology to bear on IC challenges
•
Bringing Mercury’s best-in-class speed and agility to bear on protecting our national security

© 2012 Mercury Systems, Inc.
Agenda
•
Corporate Overview
•
Acquisition Strategy and Recent History
•
Keynote: Pierre Chao, Renaissance Advisors
•
Mercury Commercial Electronics
•
Mercury Defense Systems
•
Mercury Intelligence Systems
•
Financial Review
– Kevin Bisson, CFO
•
Closing Remarks / Q&A

Mercury Computer Systems Revenue ($M)

ACS
MFS
250
200
150
100
50
0
190
189
200
229
245
6
11
11
29
190
183
189
217
216
FY08
FY09
FY10
FY11
FY12

Mercury Systems FY12 Pro Forma Revenue ($245M)

MIS $8 3%
MDS $33 14%
MCE $204 83%

© 2012 Mercury Systems, Inc.
Revenue summary by market
Notes:
•
Total FY08 – FY12 revenues are as reported in the Company’s fiscal 2012 Form 10-K.
•
Mercury Systems FY12 pro forma MDS revenues include KOR revenues for the period of December 30, 2011 – June 30, 2012 and Mercury Federal Systems for fiscal 2012.
•
Mercury Systems FY12 pro forma MIS revenues include PDI revenues for the period of December 30, 2011 – June 30, 2012.

© 2012 Mercury Systems, Inc.
Defense revenue growth acceleration
15% CAGR since FY08
FY08 FY09 FY10 FY11 FY12
FY08-12
CAGR
ACS & MFS Defense 130.3 144.8 157.5 180.4 210.1
YOY Growth % 11% 9% 15% 16% 13%
KOR Electronics 11.9
Paragon Dynamics 7.9
Total Defense 130.3 144.8 157.5 180.4 229.9
YOY Growth % 11% 9% 15% 27% 15%
ACS Commercial 59.9 44.2 42.3 48.3 15.0
YOY Growth % (26%) (4%) 14% (69%) (29%)
Total Mercury 190.2 188.9 199.8 228.7 244.9
YOY Growth % (1%) 6% 14% 7% 7%
Notes:
•
Total FY08 – FY12 revenues are as reported in the Company’s fiscal 2012 Form 10-K.
•
Revenues from KOR and PDI reflect a partial period,  December 30, 2011 – June 30, 2012

© 2012 Mercury Systems, Inc.
FY08 – FY12: Improved financial performance
GAAP
FY08
Actual
FY09
Actual
FY10
Actual
FY11
Actual
FY12
Actual
Bookings ($M) 199 210 206 202 231
Revenue ($M) 190 189 200 229 245
Gross Margin
% Revenue
57.8% 55.8% 56.3% 56.8% 55.6%
Operating Expenses ($M)
Amort/Acq. Costs
Restructuring Expense
115
5
4
98
2
2
95
2
105
2
106
5
3
Operating Income ($M)
% Revenue
(5)
(2.8%)
8
4.1%
17
8.7%
25
10.9%
30
12.3%
EPS (Continuing)
EPS (Amort/Acq. Costs)
($0.21) $0.35 $1.22 $0.71
($0.06)
$0.75
($0.12)
Adj EBITDA ($M)
% Revenue
23
11.8%
23
12.1%
30
14.9%
41
17.9%
49
20.0%
Operating  Cash Flow ($M) 14 11 16 31 32

Operating Income $M
Earnings per Share
40
30
20
10
0
-10
30
25
17
8
(5)
$1.22
$0.35
$0.71
$0.75
($0.21)
FY08
FY09
FY10
FY11
FY12

© 2012 Mercury Systems, Inc.
Profitability restored and improved
Notes:
•
FY08-12 figures are as reported in the Company’s fiscal 2012 Form 10K.
•
FY10 Earnings per share of $1.22 were positively influenced by $0.68 from the partial reversal of the valuation allowance against deferred tax assets and an effective FY10 tax rate benefit of approximately 5%.
•
FY11 and FY12 EPS includes the impact of 5.6M additional shares from our follow-on public stock offering on February 16, 2011.

Adj. EBITDA ($M, %)
EBITDA Margin %
60
50
40
30
20
10
0
23
23
30
41
49
12%
12%
15%
18%
20%
FY08
FY09
FY10
FY11
FY12

© 2012 Mercury Systems, Inc.
Adjusted EBITDA above historic target business model
Notes:
•
FY08 figures are as reported in the Company’s fiscal 2010 Form 10K. FY09-11 figures are as reported in the Company’s fiscal 2011 Form 10K.
•
Adjusted EBITDA excludes interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring expense, impairment of long-lived assets, acquisition and other related expenses, fair value adjustments from purchase accounting, and stock-based compensation costs.

Free Cash Flow $M
Operating cash flow
Capital expenditures
Operating cash Flow
Capex
40
30
20
10
0
-10
-20
-30
9
7
8
23
22
14
11
15
32
32
(5)
(4)
(7)
(9)
(10)
FY08
FY09
FY10
FY11
FY12

© 2012 Mercury Systems, Inc.
Healthy free cash flow from operations
• Engineering and supply
chain transformation
–
Engineering methods
–
Investments in DFM
–
Operational efficiencies
–
Reduced lead times
–
Improved cost of quality
–
Outsourced
manufacturing
Note:
•
Free cash flow is defined as cash provided by operating activities less capital expenditures.
• Efficient working capital
platform supports
growth

Cash and Marketable Securities ($M)
200
180
160
140
120
100
80
60
40
20
0
163
23
(70)
116
(11)
(74)
31
Q4'11 Ending
Free Cash Flow & Other
KOR Acq
FY12 Ending
Free Cash Flow & Other
Micronetics Acq
Q1'13 Ending

© 2012 Mercury Systems, Inc.
Strong balance sheet with sufficient liquidity
Zero debt and expanded revolving credit line
•
$500M Shelf Registration
• $200M senior unsecured revolving line of credit
(no drawdowns)
Other financing sources available

© 2012 Mercury Systems, Inc.
Summary of new revolving credit line terms
Currently undrawn
Borrower Mercury Systems, Inc.
Facility $200.0M senior unsecured revolving credit facility
Accordion Up to $50.0M in the form of an incremental revolving credit facility or term loan
Use of Proceeds Working capital, acquisitions and general corporate purposes
Security Unsecured; negative pledge on assets
Maturity 5 years from the Closing Date (October 12, 2017)
Borrowing Rates &
Commitment Fees
Borrowing Rates – based on leverage:
– LIBOR Spread: 150-225 bps
– Base Rate Spread: 50-125 bps
Commitment Fees: 25-30 bps
Financial
Covenants
Leverage Ratio:  3.50x
Interest Coverage Ratio:  3.00x

© 2012 Mercury Systems, Inc.
Achieved historic target business model
GAAP FY08 FY09 FY10 FY11 FY12
Target
Business
Model
Revenue 100% 100% 100% 100% 100% 100%
Gross Margin 58% 56% 56% 57% 56% 54+%
SG&A and
other OPEX(1)
37% 29% 27% 26% 25% Low-mid 20’s
R&D 24% 22% 21% 19% 19% High Teens
Operating Income (3%) 4% 9% 11% 12% 12-13%
Adj. EBITDA 12% 12% 15% 18% 20% 17-18%
(1)
Other OPEX includes Amortization of Acquired Intangible Assets, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out,
Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.

© 2012 Mercury Systems, Inc.
Defense industry conditions are currently challenging
•
Adversely impacting financial results
•
Restructurings lead to $25M of recurring annualized savings
•
Forecasting more conservatively
•
Focused on managing controllable items
•
Sufficient liquidity and improved financial flexibility
Substantial operating leverage when defense market rebounds

© 2012 Mercury Systems, Inc.
Updated business model raises Adjusted EBITDA target
In a more normalized industry environment
(1) Other OPEX includes, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out, Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.
(2) Amortization includes fair value adjustment from purchase accounting and $4.9M LNX earnout reversal in FY12.
GAAP FY12
Historic
Target Business
Model
Current Target
Business Model
Revenue 100% 100% 100%
Gross Margin 56% 54+% 45-50%
SG&A and
other OPEX
(1)
25% Low-mid 20’s Low 20’s
R&D 19% High Teens 11-13%
Amortization
(2)
0% — 2-3%
Operating Income 12% 12-13% 12-13%
Adj EBITDA 20% 17-18% 18-22%

© 2012 Mercury Systems, Inc.
Financial summary
•
15% Defense revenue CAGR FY08-FY12
•
Profitability restored and improved
•
Converted earnings growth to healthy free cash flows
•
Strong balance sheet; zero debt
•
$200M revolving credit facility and $500M universal shelf
•
Exceeded historic target model; new targets established
•
Reduced cost structure due to challenging industry environment

© 2012 Mercury Systems, Inc.
Agenda
•
Corporate Overview
•
Acquisition Strategy and Recent History
•
Keynote: Pierre Chao, Renaissance Advisors
•
Mercury Commercial Electronics
•
Mercury Defense Systems
•
Mercury Intelligence Systems
•
Financial Review
•
Closing Remarks / Q&A

© 2012 Mercury Systems, Inc.
Well positioned for market rebound
•
Focused on important defense and intelligence priorities
•
Well positioned on key programs and platforms
•
Capabilities help address today’s and tomorrow’s threats
•
Business model aligned with defense procurement reform
•
Outsourcing partner to Primes for open sensor subsystems
•
Pursuing acquisitions to gain additional capability and scale

© 2012 Mercury Systems, Inc. Appendix

© 2012 Mercury Systems, Inc.
Adjusted EBITDA reconciliation
Years Ended June 30
(000'S) 2008 2009 2010 2011 2012
Income (loss) from continuing operations
$          (4,437) $             7,909 $          28,069 $          18,507 $          22,619
Interest expense (income), net
(3,129) 492 (151) 45 27
Income tax expense (benefit)
3,710 109 (9,377) 8,060 9,152
Depreciation
7,372 5,640 5,147 6,364 7,859
Amortization of acquired intangible assets
5,146 2,414 1,710 1,984 3,799
Restructuring
4,454 1,712 231 — 2,821
Impairment of long-lived assets
561 — 211 150 —
Acquisition costs and other related expenses
— — — 412 1,219
Fair value adjustments from purchase accounting
— — — (219) (5,238)
Stock-based compensation costs
8,848 4,582 4,016 5,580 6,616
Adjusted EBITDA $          22,525 $          22,858 $          29,856 $          40,883 $          48,874

© 2012 Mercury Systems, Inc.
Free cash flow reconciliation
Years Ended June 30
2008 2009 2010 2011 2012
Cash flows from operating activities
$         13,726 $         11,199 $         15,708 $         31,474 $         31,869
Capital expenditures
(4,625) (4,126) (7,334) (8,825) (9,427)
Free cash flow
$            9,101 $            7,073 $            8,374 $         22,649 $         22,442

© 2012 Mercury Systems, Inc.
Glossary
ADAS Advanced Distributed Aperture System EMD Engineering and Manufacturing Development MMSP Multimission Signal Processor
AEGIS Aegis Ballistic Missile Defense System EO/IR Electro-optical / Infrared OpenVPX System-level specification for VPX, initiated by Mercury
AESA Active Electronically Scanned Array EW Electronic Warfare ONI Office of Naval Intelligence
AFRL Air Force Research Laboratory FELCO Federated Embedded Intel-Server for
Collaborative Operations
QRC Quick Reaction Capability
AIDEWS Advanced Integrated Defensive Electronic
Warfare Suite
FMS Foreign Military Sales RF Radio Frequency
AMDR Air and Missile Defense Radar FPGA Field Programmable Gate Array SABR Scalable Agile Beam Radar
ARES Advanced Radar Environment Simulator FRP Full Rate Production SAR Synthetic Aperture Radar
ASIP Airborne Signals Intelligence Payload GPU Graphics Processing Unit SEWIP Surface Electronic Warfare Improvement Program
BAMS Broad Area Maritime Surveillance HLS Homeland Security SIGINT Signals Intelligence
BMD Ballistic Missile Defense IC Intelligence Community SIRFC Suite of Integrated RF Countermeasures
BOA Basic Ordering Agreement IDIQ Indefinite Quantity / Indefinite Delivery SSEE Ships Signal Exploitation Equipment
C4ISR Command, Control, Communications,
Computers, Intelligence, Surveillance,
Reconnaissance
INT Intelligence SSI Services & Systems Integration Group
COMINT Communications Intelligence I/O Input / Output SWaP Size Weight and Power
COTS Commercial off-the Shelf JCREW Joint Counter Radio Controlled
Improvised Explosive Device Electronic
Warfare
TD Technology Demonstration
DEWS Digital Electronic Warfare System JSF Joint Strike Fighter TR Tech Refresh
DF Direction Finding LRIP Low-Rate Initial Production TS/SCI Top Secret
/ Sensitive Compartmented Information
DFM Design for Manufacturing MCE Mercury Commercial Electronics UAE United Arab Emirates
DRFM Digital Radio Frequency Memory MDS Mercury Defense Systems UAS Unmanned Aircraft System
DSP Digital Signal Processing MIS Mercury Intelligence Systems UAV Unmanned Aerial Vehicle
DVE Degraded Visual Environment MMA Multimission Maritime Aircraft VADER Vehicle and Dismount Exploitation Radar